Exhibit 99.3

SECOND QUARTER 2019

FINANCIAL SUPPLEMENT

ALLY FINANCIAL INC. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

This document and related communications should be read in conjunction with the financial statements, notes, and other information contained in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This information is preliminary and based on company and third-party data available at the time of the presentation or related communication.

This document and related communications contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts—such as statements about the outlook for various financial and operating metrics and statements about future capital allocation and actions. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “pursue,” “seek,” “continue,” “estimate,” “project,” “outlook,” “forecast,” “potential,” “target,” “objective,” “trend,” “plan,” “goal,” “initiative,” “priorities,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, or results. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Actual future objectives, strategies, plans, prospects, performance, conditions, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2018, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (collectively, our “SEC filings”). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent SEC filings.

This document and related communications contain specifically identified non-GAAP financial measures, which supplement the results that are reported according to generally accepted accounting principles (“GAAP”). These non-GAAP financial measures may be useful to investors but should not be viewed in isolation from, or as a substitute for, GAAP results. Differences between non-GAAP financial measures and comparable GAAP financial measures are reconciled in the presentation.

Unless the context otherwise requires, the following definitions apply. The term “loans” means the following consumer and commercial products associated with our direct and indirect financing activities: loans, retail installment sales contracts, lines of credit, and other financing products excluding operating leases. The term “operating leases” means consumer- and commercial-vehicle lease agreements where Ally is the lessor and the lessee is generally not obligated to acquire ownership of the vehicle at lease-end or compensate Ally for the vehicle’s residual value. The terms “lend,” “finance,” and “originate” mean our direct extension or origination of loans, our purchase or acquisition of loans, or our purchase of operating leases as applicable. The term “consumer” means all consumer products associated with our loan and operating-lease activities and all commercial retail installment sales contracts. The term “commercial” means all commercial products associated with our loan activities, other than commercial retail installment sales contracts.

2Q 2019 Preliminary Results	2

ALLY FINANCIAL INC. TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	4
Consolidated Income Statement	5
Consolidated Period-End Balance Sheet	6
Consolidated Average Balance Sheet	7

Segment Detail
Segment Highlights	8
Automotive Finance	9-10
Insurance	11
Mortgage Finance	12
Corporate Finance	13
Corporate and Other	14

Credit Related Information	15-16

Supplemental Detail
Capital	17
Liquidity	18
Net Interest Margin and Deposits	19
Ally Bank Consumer Mortgage HFI Portfolios	20
Earnings Per Share Related Information	21
Adjusted Tangible Book Per Share Related Information	22
Core ROTCE Related Information	23
Adjusted Efficiency Ratio Related Information	24

2Q 2019 Preliminary Results	3

ALLY FINANCIAL INC. CONSOLIDATED FINANCIAL HIGHLIGHTS

($ in millions, shares in thousands)

		QUARTERLY TRENDS				CHANGE VS.

Selected Income Statement Data	2Q 19	1Q 19	4Q 18	3Q 18	2Q 18	1Q 19	2Q 18
Net financing revenue (ex. Core OID) (1)	$1,164	$1,139	$1,163	$1,129	$1,115	$25	$49
Core OID	(7)	(7)	(23)	(22)	(21)	(0)	14
Net financing revenue (as reported)	1,157	1,132	1,140	1,107	1,094	25	63
Other revenue (ex. change in the fair value of equity securities) (2)	393	396	393	392	356	(4)	37
Change in the fair value of equity securities (3)	2	70	(95)	6	8	(67)	(6)
Other revenue (as reported)	395	466	298	398	364	(71)	31
Provision for loan losses	177	282	266	233	158	(105)	19
Total noninterest expense (4)	881	830	804	807	839	51	42

Pre-tax income from continuing operations	494	486	368	465	461	8	33
Income tax (benefit) / expense	(90)	111	79	91	113	(201)	(203)
(Loss) / income from discontinued operations, net of tax	(2)	(1)	1	—	1	(1)	(3)

Net income attributable to common shareholders	$582	$374	$290	$374	$349	$208	$233

Selected Balance Sheet Data (Period-End)
Total assets	$180,448	$180,117	$178,869	$173,101	$171,345	$331	$9,103
Consumer loans	90,698	89,211	87,240	86,501	85,604	1,487	5,094
Commercial loans	38,512	40,844	42,686	40,104	39,940	(2,332)	(1,428)
Allowance for loan losses	(1,282)	(1,288)	(1,242)	(1,248)	(1,257)	6	(25)
Deposits	116,325	113,299	106,178	101,379	98,734	3,026	17,591
Total equity	14,316	13,699	13,268	13,085	13,139	617	1,177

Common Share Count
Weighted average basic (5)	398,100	404,129	411,931	422,187	430,628	(6,029)	(32,529)
Weighted average diluted (5)	399,916	405,959	414,750	424,784	432,554	(6,043)	(32,638)
Issued shares outstanding (period-end)	392,775	399,761	404,900	416,591	425,752	(6,986)	(32,977)

Per Common Share Data
Earnings per share (basic) (5)	$1.46	$0.93	$0.70	$0.89	$0.81	$0.54	$0.65
Earnings per share (diluted) (5)	1.46	0.92	0.70	0.88	0.81	0.53	0.65
Adjusted earnings per share (6)	0.97	0.80	0.92	0.91	0.83	0.17	0.14
Book value per share	36.4	34.3	32.8	31.4	30.9	2.2	5.6
Tangible book value per share (7)	35.7	33.6	32.1	30.7	30.2	2.2	5.6
Adjusted tangible book value per share (7)	33.6	31.4	29.9	28.6	28.1	2.1	5.5

Select Financial Ratios
Net interest margin (as reported)	2.66%	2.67%	2.66%	2.67%	2.68%
Net interest margin (ex. Core OID) (8)	2.67%	2.69%	2.72%	2.72%	2.74%
Cost of funds	2.74%	2.70%	2.60%	2.45%	2.30%
Cost of funds (ex. Core OID) (8)	2.70%	2.66%	2.52%	2.38%	2.23%
Efficiency Ratio (9)	56.8%	51.9%	55.9%	53.6%	57.5%
Adjusted efficiency ratio (8)(9)	46.1%	48.9%	46.9%	46.0%	47.7%
Return on average assets (10)	1.3%	0.8%	0.7%	0.9%	0.8%
Return on average total equity (10)	16.6%	11.1%	8.8%	11.4%	10.6%
Return on average tangible common equity (10)	17.0%	11.3%	9.0%	11.7%	10.9%
Core ROTCE (11)	12.4%	10.9%	13.4%	13.7%	12.8%

Capital Ratios (12)
Common Equity Tier 1 (CET1) capital ratio	9.5%	9.3%	9.1%	9.4%	9.4%
Tier 1 capital ratio	11.2%	11.0%	10.8%	11.1%	11.1%
Total capital ratio	12.7%	12.5%	12.3%	12.7%	12.7%
Tier 1 leverage ratio	9.0%	9.0%	9.0%	9.2%	9.2%

(1) Represents a non-GAAP financial measure. Excludes Core OID. For more details refer to page 21.

(2) Represents a non-GAAP financial measure. Adjusted for change in the fair value of equity securities due to the implementation of ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity. For Non-GAAP calculation methodology and details see page 21.

(3) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

(4) Including but not limited to employee related expenses, commissions and provision for losses and loss adjustment expense related to the insurance business, information technology expenses, servicing expenses, facilities expenses, marketing expenses, and other professional and legal expenses.

(5) Includes shares related to share-based compensation that vested but were not yet issued.

(6) Represents a non-GAAP financial measure. For more details refer to page 21.

(7) Represents a non-GAAP financial measure. For more details refer to page 22.

(8) Represents a non-GAAP financial measure. Excludes Core OID. For more details refer to page 21.

(9) Represents a non-GAAP financial measure. For more details refer to page 24.

(10) Return metrics are annualized.

(11) Return metrics are annualized. Represents a non-GAAP financial measure. For more details refer to page 23.

(12) Basel III rules became effective on January 1, 2015, subject to transition provisions primarily related to deductions and adjustments impacting CET1 capital and Tier 1 capital.

2Q 2019 Preliminary Results	4

ALLY FINANCIAL INC. CONSOLIDATED INCOME STATEMENT

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

	2Q 19	1Q 19	4Q 18	3Q 18	2Q 18	1Q 19	2Q 18
Financing revenue and other interest income
Interest and fees on finance receivables and loans	$1,860	$1,807	$1,790	$1,708	$1,647	$53	$213
Interest on loans held-for-sale	3	2	5	4	6	1	(3)
Total interest and dividends on investment securities	227	222	211	182	173	5	54
Interest-bearing cash	21	23	22	18	17	(2)	4
Other earning assets	17	18	15	16	15	(1)	2
Operating leases	363	361	365	368	374	2	(11)

Total financing revenue and other interest income	2,491	2,433	2,408	2,296	2,232	58	259
Interest expense
Interest on deposits	651	592	523	462	399	59	252
Interest on short-term borrowings	37	44	48	29	40	(7)	(3)
Interest on long-term debt	407	419	457	451	434	(12)	(27)

Total interest expense	1,095	1,055	1,028	942	873	40	222
Depreciation expense on operating lease assets	239	246	240	247	265	(7)	(26)

Net financing revenue (as reported)	$1,157	$1,132	$1,140	$1,107	$1,094	$25	$63
Other revenue
Servicing fees	5	6	6	6	7	(1)	(2)
Insurance premiums and service revenue earned	261	261	269	258	239	-	22
Gain on mortgage and automotive loans, net	2	10	6	17	1	(8)	1
Other gain/loss on investments, net	39	108	(87)	22	27	(69)	12
Other income, net of losses	88	81	104	95	91	7	(3)

Total other revenue	395	466	298	398	364	(71)	31
Total net revenue	1,552	1,598	1,438	1,505	1,458	(46)	94
Provision for loan losses	177	282	266	233	158	(105)	19
Noninterest expense
Compensation and benefits expense	296	318	283	274	292	(22)	4
Insurance losses and loss adjustment expenses	127	59	54	77	101	68	26
Other operating expenses	458	453	467	456	446	5	12

Total noninterest expense	881	830	804	807	839	51	42
Pre-tax income from continuing operations	$494	$486	$368	$465	$461	$8	$33
Income tax (benefit) / expense from continuing operations	(90)	111	79	91	113	(201)	(203)

Net income from continuing operations	584	375	289	374	348	209	236
(Loss) / income from discontinued operations, net of tax	(2)	(1)	1	-	1	(1)	(3)

Net income	$582	$374	$290	$374	$349	$208	$233

Core Pre-Tax Income Walk
Net financing revenue (ex. Core OID) (1)	$1,164	$1,139	$1,163	$1,129	$1,115	$25	$49
Adjusted other revenue (2)	393	396	393	392	356	(4)	37
Provision for loan losses	177	282	266	233	158	(105)	19
Noninterest expense	881	830	804	807	839	51	42

Core pre-tax income (3)	$499	$423	$486	$481	$474	$76	$25
Core OID	(7)	(7)	(23)	(22)	(21)	(0)	14
Change in the fair value of equity securities (4)	2	70	(95)	6	8	(67)	(6)

Pre-tax income from continuing operations	$494	$486	$368	$465	$461	$8	$33

(1) Represents a non-GAAP financial measure. Excludes Core OID. For more details refer to page 21.

(2) Represents a non-GAAP financial measure. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity. For more details refer to page 21.

(3) Core pre-tax income is a non-GAAP financial measure that adjusts pre-tax income from continuing operations by excluding (1) Core OID and (2) equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity. Management believes core pre-tax income can help the reader better understand the operating performance of the core businesses and their ability to generate earnings.

(4) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

2Q 2019 Preliminary Results	5

ALLY FINANCIAL INC. CONSOLIDATED PERIOD-END BALANCE SHEET

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

	2Q 19	1Q 19	4Q 18	3Q 18	2Q 18	1Q 19	2Q 18
Assets
Cash and cash equivalents
Noninterest-bearing	$659	$946	$810	$802	$799	$(287)	$(140)
Interest-bearing	2,904	3,011	3,727	2,970	3,125	(107)	(221)

Total cash and cash equivalents	3,563	3,957	4,537	3,772	3,924	(394)	(361)
Investment securities (1)	31,740	30,553	28,438	26,882	25,906	1,187	5,834
Loans held-for-sale, net	275	107	314	425	328	168	(53)
Finance receivables and loans	129,210	130,055	129,926	126,605	125,544	(845)	3,666
Allowance for loan losses	(1,282)	(1,288)	(1,242)	(1,248)	(1,257)	6	(25)

Total finance receivables and loans, net	127,928	128,767	128,684	125,357	124,287	(839)	3,641
Investment in operating leases, net	8,407	8,339	8,417	8,578	8,639	68	(232)
Premiums receivables and other insurance assets	2,460	2,401	2,326	2,291	2,247	59	213
Other assets	6,075	5,993	6,153	5,796	6,014	82	61

Total assets	$180,448	$180,117	$178,869	$173,101	$171,345	$331	$9,103

Liabilities
Deposit liabilities
Noninterest-bearing	$162	$141	$142	$180	$153	$21	$9
Interest-bearing	116,163	113,158	106,036	101,199	98,581	3,005	17,582

Total deposit liabilities	116,325	113,299	106,178	101,379	98,734	3,026	17,591
Short-term borrowings	6,519	6,115	9,987	7,338	7,108	404	(589)
Long-term debt	37,466	41,490	44,193	45,542	47,328	(4,024)	(9,862)
Interest payable	744	696	523	712	568	48	176
Unearned insurance premiums and service revenue	3,171	3,096	3,044	3,020	2,957	75	214
Accrued expense and other liabilities	1,907	1,722	1,676	2,025	1,511	185	396

Total liabilities	$166,132	$166,418	$165,601	$160,016	$158,206	$(286)	$7,926

Equity
Common stock and paid-in capital (2)	$18,914	$19,119	$19,296	$19,582	$19,813	$(205)	$(899)
Accumulated deficit	(4,682)	(5,195)	(5,489)	(5,716)	(6,026)	513	1,344
Accumulated other comprehensive (loss) / income	84	(225)	(539)	(781)	(648)	309	732

Total equity	14,316	13,699	13,268	13,085	13,139	617	1,177

Total liabilities and equity	$180,448	$180,117	$178,869	$173,101	$171,345	$331	$9,103

(1) Includes held-to-maturity securities.

(2) Includes Treasury stock.

2Q 2019 Preliminary Results	6

ALLY FINANCIAL INC. CONSOLIDATED AVERAGE BALANCE SHEET (1)

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
	2Q 19	1Q 19	4Q 18	3Q 18	2Q 18	1Q 19	2Q 18
Assets
Interest-bearing cash and cash equivalents	$3,713	$4,212	$4,311	$3,159	$3,048	$(499)	$665
Investment securities	32,446	30,555	28,926	27,313	26,987	1,891	5,459
Loans held-for-sale, net	191	190	394	318	358	1	(167)
Total finance receivables and loans, net (2)	129,950	128,663	127,681	124,986	124,516	1,287	5,434
Investment in operating leases, net	8,370	8,389	8,516	8,634	8,583	(19)	(213)

Total interest earning assets	174,670	172,009	169,828	164,410	163,492	2,661	11,178
Noninterest-bearing cash and cash equivalents	544	445	432	502	526	99	18
Other assets	6,722	6,558	6,412	7,331	7,505	164	(783)
Allowance for loan losses	(1,284)	(1,248)	(1,247)	(1,260)	(1,274)	(36)	(10)

Total assets	$180,652	$177,764	$175,425	$170,983	$170,249	$2,888	$10,403

Liabilities
Interest-bearing deposit liabilities
Retail deposit liabilities	$96,855	$91,881	$86,897	$83,034	$81,299	$4,974	$15,555
Other interest-bearing deposit liabilities (3)	17,402	17,291	16,763	16,781	16,052	111	1,350

Total Interest-bearing deposit liabilities	114,257	109,172	103,660	99,815	97,351	5,085	16,906
Short-term borrowings	5,887	7,054	8,082	5,531	8,767	(1,167)	(2,880)
Long-term debt (4)	40,222	42,396	45,257	46,967	45,802	(2,174)	(5,580)

Total interest-bearing liabilities (4)	160,366	158,622	156,999	152,313	151,920	1,744	8,446
Noninterest-bearing deposit liabilities	135	137	142	149	126	(2)	9
Other liabilities	6,357	5,660	5,330	5,388	5,134	697	1,223

Total liabilities	$166,858	$164,419	$162,471	$157,850	$157,180	$2,439	$9,678

Equity
Total equity	$13,794	$13,345	$12,954	$13,133	$13,069	$449	$725

Total liabilities and equity	$180,652	$177,764	$175,425	$170,983	$170,249	$2,888	$10,403

(1) Average balances are calculated using a combination of monthly and daily average methodologies.

(2) Nonperforming finance receivables and loans are included in the average balances net of unearned income, unamortized premiums and discounts, and deferred fees and costs.

(3) Includes brokered (inclusive of sweep deposits) and other deposits (inclusive of mortgage escrow, dealer, and other deposits).

(4) Includes average Core OID balance of $1,082 million in 2Q 19, $1,089 million in 1Q 19, $1,104 million in 4Q 18, $1,126 million in 3Q 18, and $1,148 million in 2Q 18.

2Q 2019 Preliminary Results	7

ALLY FINANCIAL INC. SEGMENT HIGHLIGHTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

	2Q 19	1Q 19	4Q 18	3Q 18	2Q 18	1Q 19	2Q 18
Pre-tax Income / (Loss)
Automotive Finance	$459	$329	$335	$383	$382	$130	$77
Insurance	-	145	(13)	55	11	(145)	(11)

Dealer Financial Services	459	474	322	438	393	(15)	66
Corporate Finance	46	13	21	36	58	33	(12)
Mortgage Finance	14	13	15	8	14	1	-
Corporate and Other (1)	(25)	(14)	10	(17)	(4)	(11)	(21)

Pre-tax income from continuing operations	$494	$486	$368	$465	$461	$8	$33
Core OID (2)	7	7	23	22	21	0	(14)
Change in the fair value of equity securities (3)	(2)	(70)	95	(6)	(8)	67	6

Core pre-tax income (4)	$499	$423	$486	$481	$474	$76	$25

(1) Corporate and Other includes the impact of centralized asset and liability management, corporate overhead allocation activities, the legacy mortgage portfolio and Ally Invest activity.

(2) Core OID for all periods shown are applied to the pre-tax income of the Corporate and Other segment.

(3) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

(4) Core pre-tax income is a non-GAAP financial measure that adjusts pre-tax income from continuing operations by excluding (1) Core OID and (2) equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity. Management believes core pre-tax income can help the reader better understand the operating performance of the core businesses and their ability to generate earnings.

2Q 2019 Preliminary Results	8

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	2Q 19	1Q 19	4Q 18	3Q 18	2Q 18	1Q 19	2Q 18
Net financing revenue
Consumer	$1,184	$1,130	$1,120	$1,097	$1,058	$54	$126
Commercial	412	422	422	381	371	(10)	41
Loans held for sale	-	1	2	1	-	(1)	-
Operating leases	363	361	365	368	374	2	(11)
Other interest income	3	1	2	2	1	2	2

Total financing revenue and other interest income	1,962	1,915	1,911	1,849	1,804	47	158
Interest expense	701	689	692	646	614	12	87
Depreciation expense on operating lease assets:
Depreciation expense on operating lease assets (ex. remarketing)	261	262	268	274	281	(1)	(20)
Remarketing gains	23	15	28	27	16	8	7

Total depreciation expense on operating lease assets	239	246	240	247	265	(7)	(26)

Net financing revenue	1,022	980	979	956	925	42	97
Other revenue
Servicing fees	4	5	6	6	7	(1)	(3)
Gain/(loss) on automotive loans, net	-	8	4	18	-	(8)	-
Other income	57	56	50	56	55	1	2

Total other revenue	61	68	60	80	63	(7)	(2)

Total net revenue	1,083	1,048	1,039	1,036	988	35	95
Provision for loan losses	180	262	262	229	170	(82)	10
Noninterest expense
Compensation and benefits	127	136	124	120	130	(9)	(3)
Other operating expenses	317	321	318	304	306	(4)	11

Total noninterest expense	444	457	442	424	436	(13)	8

Pre-tax Income	$459	$329	$335	$383	$382	$130	$77

Memo: Net lease revenue
Operating lease revenue	$363	$361	$365	$368	$374	$2	$(11)
Depreciation expense on operating lease assets (ex. remarketing)	261	262	268	274	281	(1)	(20)
Remarketing gains (losses), net of repo valuation	23	15	28	27	16	8	7

Total depreciation expense on operating lease assets	239	246	240	247	265	(7)	(26)

Net lease revenue	$124	$115	$125	$121	$109	$9	$15

Balance Sheet (Period-End)
Cash, trading and investment securities	$23	$23	$23	$23	$23	$-	$-
Consumer loans	72,746	71,490	70,515	70,048	70,512	1,256	2,234
Commercial loans	33,575	35,726	38,134	35,881	35,645	(2,151)	(2,070)
Allowance for loan losses	(1,146)	(1,138)	(1,111)	(1,107)	(1,121)	(8)	(25)

Total finance receivables and loans, net	105,175	106,078	107,538	104,822	105,036	(903)	139
Investment in operating leases, net	8,407	8,339	8,417	8,578	8,639	68	(232)
Other assets	1,350	1,349	1,326	1,252	1,217	1	133

Total assets	$114,955	$115,789	$117,304	$114,675	$114,915	$(834)	$40

2Q 2019 Preliminary Results	9

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - KEY STATISTICS

	QUARTERLY TRENDS					CHANGE VS.

	2Q 19	1Q 19	4Q 18	3Q 18	2Q 18	1Q 19	2Q 18
U.S. Consumer Originations (1) ($ in billions)
Retail standard - new vehicle GM	$1.2	$1.0	$1.1	$0.9	$1.2	$0.1	$(0.1)
Retail standard - new vehicle Chrysler	0.9	0.8	0.8	0.8	0.9	0.1	(0.0)
Retail standard - new vehicle Growth	1.3	1.2	1.1	1.0	1.2	0.1	0.1
Used vehicle	5.3	5.2	4.3	4.3	4.9	0.1	0.3
Lease	1.1	0.9	0.8	1.0	1.2	0.2	(0.2)
Retail subvented	0.1	0.1	0.1	0.1	0.1	(0.0)	(0.0)

Total originations	$9.7	$9.2	$8.2	$8.1	$9.6	$0.6	$0.2

U.S. Consumer Originations - FICO Score
Super Prime	$2.2	$2.1	$2.0	$2.0	$2.3	$0.1	$(0.1)
Prime	3.6	3.3	3.0	3.0	3.5	0.3	0.1
Prime/Near	2.1	2.1	1.8	1.9	2.2	0.0	(0.2)
Non Prime	1.0	0.9	0.7	0.7	0.9	0.1	0.1
Sub Prime	0.1	0.1	0.1	0.1	0.1	0.0	0.0
Commercial Services Group (2)	0.7	0.7	0.6	0.5	0.5	0.0	0.2

Total originations	$9.7	$9.2	$8.2	$8.1	$9.6	$0.6	$0.2

U.S. Market
Light vehicle sales (SAAR - units in millions)	17.0	16.9	17.5	16.9	17.2	0.1	(0.2)
Light vehicle sales (quarterly - units in millions)	4.4	4.0	4.4	4.3	4.5	0.4	(0.1)
GM market share	16.9%	16.6%	18.0%	16.2%	16.9%
Chrysler market share	13.5%	12.4%	12.8%	13.2%	13.4%

Ally U.S. Consumer Penetration
GM	5.6%	5.7%	4.6%	5.0%	5.9%
Chrysler	11.1%	12.1%	10.7%	10.3%	12.5%

Ally U.S. Commercial Outstandings EOP ($ in billions)
Floorplan outstandings	$27.9	$30.1	$32.3	$29.6	$29.4	$(2.1)	$(1.5)
Dealer loans and other	5.6	5.7	5.8	6.2	6.3	(0.0)	(0.6)
Total Commercial outstandings	$33.6	$35.7	$38.1	$35.9	$35.6	$(2.2)	$(2.1)

U.S. Off-Lease Remarketing
Off-lease vehicles terminated - on-balance sheet (# in units)	29,267	26,030	25,706	29,018	35,919	3,237	(6,652)
Average (loss) / gain per vehicle	$776	$573	$1,089	$944	$447	$203	$329
Total gain / (loss) ($ in millions)	$23	$15	$28	$27	$16	$8	$7

(1) Some standard rate loan originations contain manufacturer sponsored cash back rebate incentives. Some lease originations contain rate subvention. While Ally may jointly develop marketing programs for these originations, Ally does not have exclusive rights to such originations under operating agreements with manufacturers.

(2) Commercial Services Group (CSG) are business customers. Average annualized credit losses of 40-45 bps on CSG loans from 2016 through 2Q19.

2Q 2019 Preliminary Results	10

ALLY FINANCIAL INC. INSURANCE - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement (GAAP View)	2Q 19	1Q 19	4Q 18	3Q 18	2Q 18	1Q 19	2Q 18
Net financing revenue
Interest and dividends on investment securities	$29	$27	$30	$29	$26	$2	$3
Interest bearing cash	5	4	3	2	3	1	2

Total financing revenue and other interest revenue	34	31	33	31	29	3	5
Interest expense	19	19	18	17	16	-	3

Net financing revenue	15	12	15	14	13	3	2
Other revenue
Insurance premiums and service revenue earned	261	261	269	258	239	-	22
Other gain / (loss) on investments, net	23	95	(84)	22	25	(72)	(2)
Other income, net of losses	2	4	2	2	2	(2)	-

Total other revenue	286	360	187	282	266	(74)	20

Total net revenue	301	372	202	296	279	(71)	22
Noninterest expense
Compensation and benefits expense	20	21	18	18	18	(1)	2
Insurance losses and loss adjustment expenses	127	59	54	77	101	68	26
Other operating expenses	154	147	143	146	149	7	5

Total noninterest expense	301	227	215	241	268	74	33

Pre-tax Income / (Loss)	$-	$145	$(13)	$55	$11	$(145)	$(11)

Memo: Income Statement (Managerial View)
Insurance premiums and other income
Insurance premiums and service revenue earned	$261	$261	$269	$258	$239	$-	$22
Investment income (adjusted) (1)	34	42	22	29	30	(8)	4
Other income	2	4	2	2	2	(2)	-

Total insurance premiums and other income	297	307	293	289	271	(10)	26
Expense
Insurance losses and loss adjustment expenses	127	59	54	77	101	68	26
Acquisition and underwriting expenses
Compensation and benefit expense	20	21	18	18	18	(1)	2
Insurance commission expense	117	114	108	113	109	3	8
Other expense	37	33	35	33	40	4	(3)

Total acquisition and underwriting expense	174	168	161	164	167	6	7

Total expense	301	227	215	241	268	74	33

Core pre-tax (loss) / income (1)	(4)	80	78	48	3	(84)	(7)
Change in the fair value of equity securities (1)	4	65	(91)	7	8	(61)	(4)

Income / (Loss) before income tax expense	$-	$145	$(13)	$55	$11	$(145)	$(11)

Balance Sheet (Period-End)
Cash, trading and investment securities	$5,538	$5,512	$5,092	$5,248	$5,145	$26	$393
Premiums receivable and other insurance assets	2,478	2,420	2,347	2,308	2,263	58	215
Other assets	225	247	295	220	226	(22)	(1)

Total assets	$8,241	$8,179	$7,734	$7,776	$7,634	$62	$607

Key Statistics
Total written premiums and revenue (2)	$314	$305	$298	$323	$278	$9	$36

Loss ratio (3)	48.5%	22.2%	20.1%	29.4%	41.9%
Underwriting expense ratio (4)	65.9%	63.5%	59.4%	63.1%	69.4%

Combined ratio	114.4%	85.7%	79.5%	92.6%	111.2%

(1) Represents a non-GAAP financial measure. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

(2) Written premiums are net of ceded premium for reinsurance.

(3) Loss Ratio is calculated as Insurance losses and loss adjustment expenses divided by Insurance premiums and service revenue earned and Other Income, net of losses.

(4) Underwriting Expense Ratio is calculated as Compensation and benefits expense and Other operating expenses divided by Insurance premiums and service revenue earned and Other Income, net of losses.

2Q 2019 Preliminary Results	11

ALLY FINANCIAL INC. MORTGAGE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	2Q 19	1Q 19	4Q 18	3Q 18	2Q 18	1Q 19	2Q 18
Net financing revenue
Total financing revenue and other interest income	$150	$146	$138	$126	$114	$4	$36
Interest expense	104	96	90	82	70	8	34

Net financing revenue	46	50	48	44	44	(4)	2
Gain on mortgage loans, net	2	2	1	2	1	-	1
Other income, net of losses	2	-	1	-	1	2	1

Total other revenue	4	2	2	2	2	2	2

Total net revenue	50	52	50	46	46	(2)	4
Provision for loan losses	-	2	(3)	2	-	(2)	-
Noninterest expense
Compensation and benefits expense	9	8	8	8	8	1	1
Other operating expense	27	29	30	28	24	(2)	3

Total noninterest expense	36	37	38	36	32	(1)	4

Pre-tax Income	$14	$13	$15	$8	$14	$1	$-

Balance Sheet (Period-End)
Finance receivables and loans, net:
Consumer loans	$16,485	$16,225	$15,155	$14,840	$13,328	$260	$3,157
Allowance for loan losses	(18)	(18)	(16)	(20)	(18)	-	-

Total finance receivables and loans, net	16,467	16,207	15,139	14,820	13,310	260	3,157
Other assets	117	94	72	76	75	23	42

Total assets	$16,584	$16,301	$15,211	$14,896	$13,385	$283	$3,199

2Q 2019 Preliminary Results	12

ALLY FINANCIAL INC. CORPORATE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	2Q 19	1Q 19	4Q 18	3Q 18	2Q 18	1Q 19	2Q 18
Net financing revenue
Total financing revenue and other interest income	$97	$90	$86	$82	$89	$7	$8
Interest expense	36	36	35	32	32	-	4

Net financing revenue	61	54	51	50	57	7	4
Total other revenue (adjusted) (1)	12	7	6	14	14	5	(2)

Total net revenue	73	61	57	64	71	12	2
Provision for loan losses	3	23	10	8	(6)	(20)	9
Noninterest expense
Compensation and benefits expense	13	19	13	13	12	(6)	1
Other operating expense	9	10	9	7	7	(1)	2

Total noninterest expense	22	29	22	20	19	(7)	3
Core pre-tax income (1)	48	9	25	36	58	39	(10)

Change in the fair value of equity securities (2)	(2)	4	(4)	(0)	0	(6)	(2)

Pre-tax Income	$46	$13	$21	$36	$58	$33	$(12)

Balance Sheet (Period-End)
Cash, trading and investment securities	$9	$12	$7	$11	$12	$(3)	$(3)
Loans held for sale	195	24	47	112	275	171	(80)
Commercial loans	4,795	5,001	4,636	4,356	4,184	(206)	611
Allowance for loan losses	(87)	(96)	(77)	(76)	(68)	9	(19)

Total finance receivables and loans, net	4,708	4,905	4,559	4,280	4,116	(197)	592
Other assets	68	65	57	56	55	3	13

Total assets	$4,980	$5,006	$4,670	$4,459	$4,458	$(26)	$522

(1) Represents a non-GAAP financial measure. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity. See page 21 for more details.

(2) Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

2Q 2019 Preliminary Results	13

ALLY FINANCIAL INC. CORPORATE AND OTHER - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	2Q 19	1Q 19	4Q 18	3Q 18	2Q 18	1Q 19	2Q 18
Net financing revenue
Total financing revenue and other interest income	$248	$251	$240	$208	$196	$(3)	$52
Interest expense
Core original issue discount amortization	7	7	23	22	21	0	(14)
Other interest expense	228	208	170	143	120	20	108

Total interest expense	235	215	193	165	141	20	94

Net financing revenue	13	36	47	43	55	(23)	(42)
Other revenue
Other gain on investments, net	14	9	-	1	1	5	13
Other income, net of losses (1)	20	16	47	19	18	4	2

Total other revenue	34	25	47	20	19	9	15

Total net revenue	47	61	94	63	74	(14)	(27)
Provision for loan losses	(6)	(5)	(3)	(6)	(6)	(1)	-
Noninterest expense
Compensation and benefits expense	127	134	120	115	124	(7)	3
Other operating expense (2)	(49)	(54)	(33)	(29)	(40)	5	(9)

Total noninterest expense	78	80	87	86	84	(2)	(6)

Pre-tax (loss) / income	$(25)	$(14)	$10	$(17)	$(4)	$(11)	$(21)

Balance Sheet (Period-End)
Cash, trading and investment securities	$29,733	$28,963	$27,853	$25,372	$24,650	$770	$5,083
Loans held-for-sale	58	50	49	45	40	8	18
Consumer loans	1,467	1,496	1,570	1,613	1,764	(29)	(297)
Commercial loans (3)	142	135	126	122	111	7	31
Allowance for loan losses	(31)	(36)	(38)	(45)	(50)	5	19

Total finance receivables and loans, net	1,578	1,595	1,658	1,690	1,825	(17)	(247)
Other assets	4,319	4,234	4,390	4,188	4,438	85	(119)

Total assets	$35,688	$34,842	$33,950	$31,295	$30,953	$846	$4,735

Core OID Amortization Schedule (4)	2019	2020	2021	2022	2023 & After
Remaining Core OID amortization expense	$15	$33	$38	$44	Avg = $53/yr

(1) Includes gain/(loss) on mortgage and automotive loans as well as Ally Invest fee-based revenue.

(2) Other operating expenses includes corporate overhead allocated to the other business segments. Amounts of corporate overhead allocated were $219 million for 2Q19, $229 million for 1Q19, $220 million for 4Q18, $208 million for 3Q18, and $206 million for 2Q18. The receiving business segment records the allocation of corporate overhead expense within other operating expenses.

(3) Includes intercompany.

(4) Represents a non-GAAP financial measure. For more details refer to page 21.

2Q 2019 Preliminary Results	14

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Asset Quality - Consolidated (1)	2Q 19	1Q 19	4Q 18	3Q 18	2Q 18	1Q 19	2Q 18
Ending loan balance	$129,210	$130,055	$129,926	$126,605	$125,544	$(845)	$3,666
30+ Accruing DPD	$2,227	$1,920	$2,598	$2,235	$2,046	$307	$181
30+ Accruing DPD %	1.72%	1.48%	2.00%	1.76%	1.63%
Non-performing loans (NPLs)	$903	$987	$1,092	$903	$905	$(84)	$(2)
Net charge-offs (NCOs)	$182	$237	$271	$235	$180	$(55)	$2
Net charge-off rate (2)	0.56%	0.73%	0.85%	0.75%	0.57%

Provision for loan losses	$177	$282	$266	$233	$158	$(105)	$19
Allowance for loan losses (ALLL)	$1,282	$1,288	$1,242	$1,248	$1,257	$(6)	$25

ALLL as % of Loans (3) (4)	0.99%	0.99%	0.96%	0.99%	1.00%
ALLL as % of NPLs (3)	142%	130%	114%	138%	139%
ALLL as % of NCOs (3)	176%	136%	115%	133%	175%

US Auto Delinquencies - HFI Retail Contract $‘s (5)
Delinquent contract $	$2,113	$1,833	$2,501	$2,139	$1,960	$280	$153
% of retail contract $ outstanding	2.90%	2.56%	3.55%	3.06%	2.78%

U.S. Auto Annualized Net Charge-Offs - HFI Retail Contract $‘s
Net charge-offs	$172	$234	$259	$233	$182	$(62)	$(10)
% of avg. HFI assets (2)	0.95%	1.32%	1.48%	1.32%	1.04%

U.S. Auto Annualized Net Charge-Offs - HFI Commercial Contract $‘s
Net charge-offs	$1	$0	$0	$3	$2	$1	$(1)
% of avg. HFI assets (2)	0.01%	0.00%	0.00%	0.04%	0.02%

(1) Loans within this table are classified as held-for-investment recorded at amortized cost as these loans are included in our allowance for loan losses.

(2) Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance recievables and loans excluding loans measured at fair value, conditional repurchase loans and loans held-for-sale during the year for each loan category.

(3) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts.

(4) Excludes $153 million of fair value adjustment for loans in hedge accounting relationships in 2Q19, $63 million in 1Q19, $24 million in 4Q18, ($52) million in 3Q18 and ($40) million in 2Q18.

(5) Dollar amount of accruing contracts greater than 30 days past due

2Q 2019 Preliminary Results	15

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION, CONTINUED

($ in millions)

CONTINUING OPERATIONS

Automotive Finance (1)	QUARTERLY TRENDS					CHANGE VS.

Consumer	2Q 19	1Q 19	4Q 18	3Q 18	2Q 18	1Q 19	2Q 18
Allowance for loan losses	$1,078	$1,070	$1,048	$1,043	$1,053	$8	$25
Total consumer loans (2)	$72,898	$71,553	$70,539	$69,995	$70,473	$1,345	$2,425
Coverage ratio (3)	1.48%	1.50%	1.49%	1.49%	1.49%

Commercial
Allowance for loan losses	$68	$68	$63	$64	$68	$-	$-
Total commercial loans	$33,575	$35,708	$37,924	$35,626	$35,645	$(2,133)	$(2,070)
Coverage ratio	0.20%	0.19%	0.17%	0.18%	0.19%

Mortgage (1)
Consumer
Mortgage Finance
Allowance for loan losses	$18	$18	$16	$20	$18	$-	$-
Total consumer loans	$16,485	$16,225	$15,155	$14,840	$13,328	$260	$3,157
Coverage ratio	0.11%	0.11%	0.11%	0.13%	0.14%

Mortgage - Legacy
Allowance for loan losses	$31	$34	$37	$44	$48	$(3)	$(17)
Total consumer loans	$1,315	$1,433	$1,546	$1,666	$1,803	$(118)	$(488)
Coverage ratio	2.35%	2.36%	2.37%	2.64%	2.67%

Total Mortgage
Allowance for loan losses	$49	$52	$53	$64	$66	$(3)	$(17)
Total consumer loans	$17,800	$17,658	$16,701	$16,506	$15,131	$142	$2,669
Coverage ratio	0.27%	0.29%	0.32%	0.39%	0.44%

Corporate Finance (1)
Allowance for loan losses	$87	$96	$77	$76	$68	$(9)	$19
Total commercial loans	$4,795	$5,001	$4,636	$4,356	$4,184	$(206)	$611
Coverage ratio	1.81%	1.91%	1.66%	1.74%	1.62%

Corporate and Other (1)
Allowance for loan losses	$0	$2	$1	$1	$2	$(2)	$(2)
Total commercial loans	$142	$135	$126	$122	$111	$7	$31
Coverage ratio	0.34%	1.31%	1.15%	1.15%	1.58%

(1) ALLL coverage ratios are based on the domestic allowance as a percentage of finance receivables and loans reported at their gross carrying value, which includes the principal amount outstanding, net of unearned income, unamortized deferred fees reduced by costs on originated loans, unamortized premiums and discounts on purchased loans, unamortized basis adjustments arising from the designation of finance receivables and loans as the hedged item in qualifying fair value hedge relationships, and cumulative principal charge-offs. Excludes loans held at fair value.

(2) Includes $153 million of fair value adjustment for loans in hedge accounting relationships in 2Q19, $63 million in 1Q19, $24 million in 4Q18, ($52) million in 3Q18 and ($40) million in 2Q18.

(3) Excludes $153 million of fair value adjustment for loans in hedge accounting relationships in 2Q19, $63 million in 1Q19, $24 million in 4Q18, ($52) million in 3Q18 and ($40) million in 2Q18.

2Q 2019 Preliminary Results	16

ALLY FINANCIAL INC. CAPITAL

($ in billions)

	QUARTERLY TRENDS					CHANGE VS.
	Basel III Transition
Capital (1)	2Q 19	1Q 19	4Q 18	3Q 18	2Q 18	1Q 19	2Q 18
Risk-weighted assets	$145.8	$145.9	$146.6	$142.2	$141.6	$(0.1)	$4.2

Common Equity Tier 1 (CET1) capital ratio	9.5%	9.3%	9.1%	9.4%	9.4%
Tier 1 capital ratio	11.2%	11.0%	10.8%	11.1%	11.1%
Total capital ratio	12.7%	12.5%	12.3%	12.7%	12.7%

Tangible common equity / Tangible assets (2)(3)	7.8%	7.5%	7.3%	7.4%	7.5%
Tangible common equity / Risk-weighted assets (2)	9.6%	9.2%	8.9%	9.0%	9.1%

Shareholders’ equity	$14.3	$13.7	$13.3	$13.1	$13.1	$0.6	$1.2
less: Disallowed DTA	(0.1)	(0.1)	(0.1)	(0.2)	(0.3)	-	0.2
Certain AOCI items and other adjustments	(0.3)	-	0.3	0.5	0.4	(0.3)	(0.7)

Common Equity Tier 1 capital (4)	$13.9	$13.6	$13.4	$13.4	$13.3	$0.3	$0.6

CommonEquity Tier 1 capital	$13.9	$13.6	$13.4	$13.4	$13.3	$0.3	$0.6
add: Trust preferred securities	2.5	2.5	2.5	2.5	2.5	-	-
less: Other adjustments	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	-	-

Tier 1 capital	$16.3	$16.0	$15.8	$15.8	$15.7	$0.3	$0.6

Tier 1 capital	$16.3	$16.0	$15.8	$15.8	$15.7	$0.3	$0.6
add: Qualifying subordinated debt and redeemable preferred stock	1.0	1.0	1.0	1.0	1.0	-	-
Allowance for loan and lease losses includible in Tier 2 capital and other adjustments	1.2	1.2	1.2	1.2	1.2	-	-

Total capital	$18.6	$18.3	$18.0	$18.0	$17.9	$0.3	$0.7

Total shareholders’ equity	$14.3	$13.7	$13.3	$13.1	$13.1	$0.6	$1.2
Goodwill and intangible assets, net of deferred tax liabilities	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	-	-

Tangible common equity (2)	$14.0	$13.4	$13.0	$12.8	$12.8	$0.6	$1.2

Total assets	$180.4	$180.1	$178.9	$173.1	$171.3	$0.3	$9.1
less: Goodwill and intangible assets, net of deferred tax liabilities	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	-	-

Tangible assets (3)	$180.2	$179.8	$178.6	$172.8	$171.1	$0.4	$9.1

Denominator for Common equity tier 1 ratio	$145.8	$145.9	$146.6	$142.2	$141.6
Risk-weighted assets (transition)
DTAs arising from temporary differences that could not be realized through NOL , net of VA and net of DTLs phased-in during transition	0.2	0.1	0.2	0.3	0.3

Risk-weighted assets (fully phased-in)	$146.0	$146.0	$146.8	$142.5	$141.9

Metric
Common equity tier 1 ratio (transition)	9.5%	9.3%	9.1%	9.4%	9.4%
Common equity tier 1 ratio (fully phased-in) (4)	9.5%	9.3%	9.1%	9.4%	9.3%

Note: Numbers may not foot due to rounding

(1) Basel III rules became effective on January 1, 2015, subject to transition provisions primarily related to deductions and adjustments impacting CET1 capital and Tier 1 capital

(2) Represents a non-GAAP financial measure. Tangible Common Equity is a non-GAAP financial measure that is defined as common stockholders’ equity less goodwill and identifiable intangible assets, net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Ally believes that tangible common equity is important because we believe readers may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry. For purposes of calculating Core return on tangible common equity (Core ROTCE), tangible common equity is further adjusted for tax-effected Core OID balance and net deferred tax asset.

(3) Represents a non-GAAP financial measure. Ally defines tangible assets as total assets less goodwill and intangible assets, net of deferred tax liabilities.

(4) Common Equity Tier 1 (“CET1”) capital fully phased-in: Under the Basel III regulatory framework as adopted in the United States, banking organizations like the company are required to comply with a minimum ratio of common equity tier 1 capital to risk-weighted assets (CET1 Capital Ratio). Common equity tier 1 capital generally consists of common stock (plus any related surplus and net of any treasury stock), retained earnings, accumulated other comprehensive income, and minority interests in the common equity of consolidated subsidiaries, subject to specified conditions and adjustments. The obligation to comply with the minimum CET1 Capital Ratio is subject to ongoing transition periods and other provisions under Basel III. Management believes that both the transitional CET1 Capital Ratio and the fully phased-in CET1 Capital Ratio are helpful to readers in evaluating the company’s capital utilization and adequacy in absolute terms and relative to its peers. The fully phased-in CET1 Capital Ratio is a non-GAAP financial measure that is reconciled to the transitional CET1 Capital Ratio above.

2Q 2019 Preliminary Results	17

ALLY FINANCIAL INC. LIQUIDITY

($ in billions)

	6/30/2019		3/31/2019		6/30/2018
Available Liquidity	Parent (1)	Ally Bank	Parent (1)	Ally Bank	Parent (1)	Ally Bank
Cash and cash equivalents (2)	$1.5	$1.7	$1.7	$1.7	$1.4	$2.0
Highly liquid securities (3)	2.2	19.3	1.3	19.1	1.5	11.9
Current committed unused capacity	1.6	-	1.1	0.7	2.9	-

Subtotal	$5.4	$21.0	$4.1	$21.5	$5.8	$13.9
Ally Bank intercompany loan (4)	-	-	-	-	-	-

Total current available liquidity	$5.4	$21.0	$4.1	$21.5	$5.8	$13.9

Unsecured Long-Term Debt Maturity Profile	2019	2020	2021	2022	2023	2024 & After
Consolidated remaining maturities	$0.9	$2.3	$0.7	$1.1	$0.0	$8.2

(1) Parent company liquidity is defined as our consolidated operations less Ally Bank and the regulated subsidiaries of Ally Insurance’s holding company.

(2) May include the restricted cash accumulation for retained notes maturing within the following 30 days and returned to Ally on the distribution date.

(3) Includes unencumbered UST, Agency debt and Agency MBS.

(4) To optimize use of cash and secured facility capacity between entities, Ally Financial lends cash to Ally Bank from time to time under an intercompany loan agreement. Amounts outstanding on this loan are repayable to Ally Financial at any time, subject to 5 days notice

2Q 2019 Preliminary Results	18

ALLY FINANCIAL INC. NET INTEREST MARGIN AND DEPOSITS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Average Balance Details	2Q 19	1Q 19	4Q 18	3Q 18	2Q 18	1Q 19	2Q 18
Retail Auto Loans	$72,274	$70,981	$69,982	$70,547	$69,941	$1,293	$2,333
Auto Lease (net of dep)	8,370	8,389	8,516	8,634	8,583	(19)	(213)
Commercial Auto	34,757	35,641	36,815	34,529	35,470	(884)	(713)
Corporate Finance	5,080	4,825	4,402	4,228	4,232	255	848
Mortgage	17,841	17,186	16,602	15,660	14,767	655	3,074
Cash, Securities and Other	36,348	34,987	33,511	30,812	30,499	1,361	5,849

Total Earning Assets	$174,670	$172,009	$169,828	$164,410	$163,492	$2,661	$11,178

Interest Revenue	2,252	2,187	2,168	2,049	1,967	65	285

Unsecured Debt (ex. Core OID balance) (1)(4)	$12,749	$12,664	$13,963	$15,014	$15,728	$85	$(2,979)
Secured Debt	13,722	16,163	18,029	18,840	17,638	(2,441)	(3,916)
Deposits (2)	114,392	109,309	103,802	99,964	97,477	5,083	16,915
Other Borrowings (3)	20,720	21,712	22,451	19,770	22,351	(992)	(1,631)

Total Funding Sources (ex. Core OID balance) (1)	$161,583	$159,848	$158,245	$153,588	$153,194	$1,736	$8,389
Interest Expense (ex. Core OID) (1)	1,088	1,048	1,005	920	852	40	236

Net Financing Revenue (ex. Core OID) (1)	$1,164	$1,139	$1,163	$1,129	$1,115	$25	$49

Net Interest Margin (yield details)
Retail Auto Loan	6.58%	6.47%	6.39%	6.20%	6.08%	0.11%	0.50%
Auto Lease (net of dep)	5.94%	5.56%	5.82%	5.56%	5.09%	0.38%	0.85%
Commercial Auto	4.75%	4.80%	4.55%	4.40%	4.20%	-0.05%	0.55%
Corporate Finance	7.66%	7.48%	7.48%	7.41%	7.96%	0.18%	-0.30%
Mortgage	3.71%	3.82%	3.73%	3.65%	3.59%	-0.11%	0.12%
Cash, Securities and Other	2.96%	3.09%	3.02%	2.83%	2.77%	-0.13%	0.19%

Total Earning Assets	5.17%	5.16%	5.06%	4.94%	4.83%	0.01%	0.34%

Unsecured Debt (ex. Core OID & Core OID balance) (1)(4)	6.32%	6.37%	6.14%	5.79%	5.76%	-0.05%	0.56%
Secured Debt	3.16%	3.11%	2.95%	2.79%	2.65%	0.05%	0.51%
Deposits (2)	2.29%	2.20%	2.00%	1.84%	1.64%	0.09%	0.65%
Other Borrowings (3)	2.48%	2.48%	2.33%	2.13%	1.97%	0.00%	0.51%

Total Funding Sources (ex. Core OID & Core OID balance) (1)	2.70%	2.66%	2.52%	2.38%	2.23%	0.04%	0.47%

NIM (as reported)	2.66%	2.67%	2.66%	2.67%	2.68%	-0.01%	-0.02%

NIM (ex. Core OID & Core OID balance) (1)	2.67%	2.69%	2.72%	2.72%	2.74%	-0.02%	-0.07%

Key Deposit Statistics
Average retail CD maturity (months)	20.6	20.9	21.3	22.0	22.2	(0.4)	(1.7)
Average retail deposit rate	2.22%	2.14%	1.93%	1.78%	1.58%

Ally Financial End of Period Deposit Levels
Ally Bank retail	$98,600	$95,423	$89,121	$84,629	$81,737	$3,176	$16,863
Ally Bank brokered & other	17,725	17,876	17,057	16,750	16,997	(151)	728

Total deposits	$116,325	$113,299	$106,178	$101,379	$98,734	$3,026	$17,591

Ally Bank Deposit Mix
Retail CD	34%	34%	34%	34%	34%
MMA/OSA/Checking	51%	50%	50%	49%	48%
Brokered	15%	16%	16%	17%	17%

(1) Represents a non-GAAP financial measure. Excludes Core OID from interest expense and Core OID balance from Unsecured Debt.

(2) Includes brokered and other deposits. Brokered includes sweep deposits. Other includes mortgage escrow, dealer, and other deposits.

(3) Includes Demand Notes, FHLB Borrowings and Repurchase Agreements.

(4) Includes trust preferred securities.

2Q 2019 Preliminary Results	19

ALLY FINANCIAL INC. ALLY BANK CONSUMER MORTGAGE HFI PORTFOLIOS (PERIOD-END)

($ in billions)

	HISTORICAL QUARTERLY TRENDS

Mortgage Finance HFI Portfolio	2Q 19	1Q 19	4Q 18	3Q 18	2Q 18
Loan Value
Gross carry value	$16.5	$16.2	$15.2	$14.8	$13.3
Net carry value	$16.5	$16.2	$15.1	$14.8	$13.3

Estimated Pool Characteristics
% Second lien	0.0%	0.0%	0.0%	0.0%	0.0%
% Interest only	0.1%	0.1%	0.1%	0.1%	0.1%
% 30+ Day delinquent	0.6%	0.4%	0.5%	0.4%	0.5%
% Low/No documentation	0.1%	0.0%	0.0%	0.0%	0.0%
% Non-primary residence	4.7%	4.6%	4.4%	4.2%	4.1%
Refreshed FICO	774	772	774	772	772
Wtd. Avg. LTV/CLTV (1)	60.6%	60.7%	59.6%	60.8%	60.2%

Corporate Other Legacy Mortgage HFI Portfolio
Loan Value
Gross carry value	$1.3	$1.4	$1.5	$1.7	$1.8
Net carry value	$1.3	$1.4	$1.5	$1.6	$1.8

Estimated Pool Characteristics
% Second lien	15.2%	15.6%	15.4%	15.2%	15.3%
% Interest only	0.2%	0.3%	0.2%	0.2%	0.3%
% 30+ Day delinquent	5.7%	5.4%	5.4%	6.1%	6.1%
% Low/No documentation	23.2%	23.2%	23.3%	23.3%	23.2%
% Non-primary residence	7.4%	7.5%	7.6%	7.5%	7.6%
Refreshed FICO	731	729	730	730	728
Wtd. Avg. LTV/CLTV (1)	65.4%	65.9%	65.8%	67.8%	69.5%

(1) Updated home values derived using a combination of appraisals, BPOs, AVMs and MSA level house price indices; calculation only includes first liens

2Q 2019 Preliminary Results	20

ALLY FINANCIAL INC. EARNINGS PER SHARE RELATED INFORMATION

($ in millions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.

Earnings Per Share Data	2Q 19	1Q 19	4Q 18	3Q 18	2Q 18	1Q 19	2Q 18
GAAP net income attributable to common shareholders	$582	$374	$290	$374	$349	$208	$233

Weighted-average common shares outstanding - basic (1)	398,100	404,129	411,931	422,187	430,628	(6,029)	(32,529)

Weighted-average common shares outstanding - diluted (1)	399,916	405,959	414,750	424,784	432,554	(6,043)	(32,638)

Issued shares outstanding (period-end)	392,775	399,761	404,900	416,591	425,752	(6,986)	(32,977)

Net income (loss) per share - basic (1)	$1.46	$0.93	$0.70	$0.89	$0.81	$0.54	$0.65

Net income (loss) per share - diluted (1)	$1.46	$0.92	$0.70	$0.88	$0.81	$0.53	$0.65

Adjusted Earnings per Share (“Adjusted EPS”)
Numerator
GAAP net income attributable to common shareholders	$582	$374	$290	$374	$349	$208	$233
(Loss) / income from discontinued operations, net of tax	2	1	(1)	-	(1)	1	3
Core OID	7	7	23	22	21	0	(14)
Change in the fair value of equity securities (2)	(2)	(70)	95	(6)	(8)	67	6
Core OID & change in the fair value of equity securities tax (tax rate 21% starting 1Q18) (2)	(1)	13	(25)	(3)	(3)	(14)	2
Significant discrete tax items	(201)	-	-	-	-	(201)	(201)

Core net income attributable to common shareholders (3)	$387	$325	$382	$386	$358	$61	$28
Denominator
Weighted-average common shares outstanding - diluted (1)	399,916	405,959	414,750	424,784	432,554	(6,043)	(32,638)

Adjusted EPS (4)	$0.97	$0.80	$0.92	$0.91	$0.83	$0.17	$0.14

Memo
Original Issue Discount Amortization Expense
Core original issue discount (Core OID) amortization expense (5)	$7	$7	$23	$22	$21	$0	$(14)
Other OID	3	3	2	4	4	0	(1)

GAAP original issue discount amortization expense	$10	$10	$26	$25	$25	$0	$(15)

Outstanding Original Issue Discount Balance
Core outstanding original issue discount balance (Core OID balance) (6)	$(1,078)	$(1,085)	$(1,092)	$(1,115)	$(1,137)	$7	$59
Other outstanding OID balance	(44)	(39)	(43)	(46)	(49)	(4)	5

GAAP outstanding original issue discount balance	$(1,122)	$(1,125)	$(1,135)	$(1,161)	$(1,187)	$3	$64

Adjusted Other Revenue
GAAP Other Revenue	$395	$466	$298	$398	$364	$(71)	$31
Change in the fair value of equity securities (2)	(2)	(70)	95	(6)	(8)	67	6

Adjusted Other Revenue	$393	$396	$393	$392	$356	$(4)	$37

Net Financing Revenue (ex. Core OID)
GAAP net financing revenue	$1,157	$1,132	$1,140	$1,107	$1,094	$25	$63
Core OID	7	7	23	22	21	0	(14)

Net Financing Revenue (ex. Core OID)	$1,164	$1,139	$1,163	$1,129	$1,115	$25	$49

(1) Includes shares related to share-based compensation that vested but were not yet issued

(2) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

(3) Core net income attributable to common shareholders is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. Core net income attributable to common shareholders adjusts GAAP net income attributable to common shareholders for discontinued operations net of tax, tax-effected Core OID expense, certain discrete tax items and tax-effected changes in equity investments measured at fair value.

(4) Adjusted earnings per share (Adjusted EPS) is a non-GAAP financial measure that adjusts GAAP EPS for revenue and expense items that are typically strategic in nature or that management otherwise does not view as reflecting the operating performance of the company. Management believes Adjusted EPS can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. In the numerator of Adjusted EPS, GAAP net income attributable to common shareholders is adjusted for the following items: (1) excludes discontinued operations, net of tax, as Ally is primarily a domestic company and sales of international businesses and other discontinued operations in the past have significantly impacted GAAP EPS, (2) adds back the tax-effected non-cash Core OID, (3) excludes equity fair value adjustments (net of tax) related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity that do not reflect the operating performance of the core businesses, and (4) excludes certain discrete tax items that do not relate to the operating performance of the core businesses.

(5) Core original issue discount (Core OID) amortization expense is a non-GAAP financial measure for OID, primarily related to bond exchange OID which excludes international operations and future issuances.

(6) Core outstanding original issue discount balance (Core OID balance) is a non-GAAP financial measure for outstanding OID, primarily related to bond exchange OID which excludes international operations and future issuances.

2Q 2019 Preliminary Results	21

ALLY FINANCIAL INC. ADJUSTED TANGIBLE BOOK PER SHARE RELATED INFORMATION

($ in billions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.

Adjusted Tangible Book Value Per Share (“Adjusted TBVPS”) Information	2Q 19	1Q 19	4Q 18	3Q 18	2Q 18	1Q 19	2Q 18

Numerator
GAAP Common shareholder’s equity	$14.3	$13.7	$13.3	$13.1	$13.1	$0.6	$1.2
Goodwill and identifiable intangibles, net of DTLs	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	0.0	0.0
Tangible common equity	14.0	13.4	13.0	12.8	12.8	0.6	1.2
Tax-effected Core OID balance (21% tax rate starting 4Q17)	(0.9)	(0.9)	(0.9)	(0.9)	(0.9)	0.0	0.0

Adjusted tangible book value (1)	$13.2	$12.6	$12.1	$11.9	$12.0	$0.6	$1.2

Denominator
Issued shares outstanding (period-end, thousands)	392,775	399,761	404,900	416,591	425,752	(6,986)	(32,977)

GAAP Common shareholder’s equity per share	$36.4	$34.3	$32.8	$31.4	$30.9	$2.2	$5.6
Goodwill and identifiable intangibles, net of DTLs per share	(0.7)	(0.7)	(0.7)	(0.7)	(0.7)	(0.0)	(0.0)
Tangible common equity per share	35.7	33.6	32.1	30.7	30.2	2.2	5.6
Tax-effected Core OID (21% tax rate starting 4Q17) per share	(2.2)	(2.1)	(2.1)	(2.1)	(2.1)	(0.0)	(0.1)

Adjusted tangible book value per share (1)	$33.6	$31.4	$29.9	$28.6	$28.1	$2.1	$5.5

(1) Adjusted tangible book value per share (Adjusted TBVPS) is a non-GAAP financial measure that reflects the book value of equity attributable to shareholders even if Core OID balance were accelerated immediately through the financial statements. As a result, management believes Adjusted TBVPS provides the reader with an assessment of value that is more conservative than GAAP common shareholder’s equity per share. Adjusted TBVPS generally adjusts common equity for (1) goodwill and identifiable intangibles, net of DTLs, and (2) tax-effected Core OID balance to reduce tangible common equity in the event the corresponding discounted bonds are redeemed/tendered.

2Q 2019 Preliminary Results	22

ALLY FINANCIAL INC. CORE ROTCE RELATED INFORMATION

($ in millions) unless noted otherwise

	QUARTERLY TRENDS					CHANGE VS.

Core Return on Tangible Common Equity (“Core ROTCE”)	2Q 19	1Q 19	4Q 18	3Q 18	2Q 18	1Q 19	2Q 18
Numerator
GAAP net income attributable to common shareholders	$582	$374	$290	$374	$349	$208	$233
Discontinued operations, net of tax	2	1	(1)	-	(1)	1	3
Core OID	7	7	23	22	21	0	(14)
Change in the fair value of equity securities (1)	(2)	(70)	95	(6)	(8)	67	6
Core OID & change in the fair value of equity securities tax (tax rate 21% starting 1Q18) (1)	(1)	13	(25)	(3)	(3)	(14)	2
Significant discrete tax items	(201)	-	-	-	-	(201)	(201)

Core net income attributable to common shareholders (2)	$387	$325	$382	$386	$358	$61	$28

Denominator (2-period average, $ billions)
GAAP shareholder’s equity	$14.0	$13.5	$13.2	$13.1	$13.1	$0.5	$0.9
Goodwill & identifiable intangibles, net of deferred tax liabilities (“DTLs”)	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	0.0	0.0

Tangible common equity	$13.7	$13.2	$12.9	$12.8	$12.8	$0.5	$0.9
Core OID balance	(1.1)	(1.1)	(1.1)	(1.1)	(1.1)	0.0	0.1
Net deferred tax asset (“DTA”)	(0.1)	(0.2)	(0.4)	(0.4)	(0.5)	0.1	0.4

Normalized common equity (3)	$12.5	$11.9	$11.4	$11.2	$11.2	$0.6	$1.3
Core Return on Tangible Common Equity (4)	12.4%	10.9%	13.4%	13.7%	12.8%

(1) Change in fair value of equity securities impacts the Insurance and Corporate Finance segments. Excludes equity fair value adjustments related to ASU 2016-01, which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/2018 in which such adjustments were recognized through other comprehensive income, a component of equity.

(2) Core net income attributable to common shareholders is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. Core net income attributable to common shareholders adjusts GAAP net income attributable to common shareholders for discontinued operations net of tax, tax-effected Core OID expense, certain discrete tax items and tax-effected changes in equity investments measured at fair value.

(3) Normalized common equity is a non—GAAP measure calculated using 2 period average

(4) Core return on tangible common equity (Core ROTCE) is a non-GAAP financial measure that management believes is helpful for readers to better understand the ongoing ability of the company to generate returns on its equity base that supports core operations. For purposes of this calculation, tangible common equity is adjusted for Core OID balance and net DTA. Ally’s Core net income attributable to common shareholders for purposes of calculating Core ROTCE is based on the actual effective tax rate for the period adjusted for any discrete tax items including tax reserve releases, which aligns with the methodology used in calculating adjusted earnings per share.

1.

In the numerator of Core ROTCE, GAAP net income attributable to common shareholders is adjusted for discontinued operations net of tax, tax-effected Core OID, fair value adjustments (net of tax) related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity, and certain discrete tax items that do not relate to the operating performance of the core businesses.

2.	In the denominator, GAAP shareholder’s equity is adjusted for goodwill and identifiable intangibles net of DTL, Core OID balance, and net DTA.

2Q 2019 Preliminary Results	23

ALLY FINANCIAL INC. ADJUSTED EFFICIENCY RATIO RELATED INFORMATION

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Adjusted Efficiency Ratio Calculation	2Q 19	1Q 19	4Q 18	3Q 18	2Q 18	1Q 19	2Q 18
Numerator
GAAP noninterest expense	$881	$830	$804	$807	$839	$51	$42
Rep and warrant expense	(0)	-	1	(0)	2	(0)	(2)
Insurance expense	(301)	(227)	(215)	(241)	(268)	(74)	(33)

Adjusted noninterest expense for the Adjusted Efficiency Ratio	$580	$603	$590	$566	$573	$(23)	$7

Denominator
Total net revenue	$1,552	$1,598	$1,438	$1,505	$1,458	$(46)	$94
Core OID	7	7	23	22	21	0	(14)
Insurance revenue	(301)	(372)	(202)	(296)	(279)	71	(22)

Adjusted net revenue for the Adjusted Efficiency Ratio	$1,258	$1,233	$1,259	$1,231	$1,200	$25	$58
Adjusted Efficiency Ratio (1)	46.1%	48.9%	46.9%	46.0%	47.7%

(1) Adjusted efficiency ratio is a non-GAAP financial measure that management believes is helpful to readers in comparing the efficiency of its core banking and lending businesses with those of its peers. In the numerator of Adjusted efficiency ratio, total noninterest expense is adjusted for Insurance segment expense and Rep and warrant expense. In the denominator, total net revenue is adjusted for Insurance segment revenue and Core OID. See page 11 for the combined ratio for the Insurance segment which management uses as a primary measure of underwriting profitability for the Insurance business.

2Q 2019 Preliminary Results	24